Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1)      The accompanying Quarterly Report on Form 10-QSB for the period ended July 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)      The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 12, 2003

/s/ Joseph C. Christenson	/s/ Timothy C. Clayton
Joseph C. Christenson	Timothy C. Clayton
President	Chief Financial Officer